SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 4, 2006 (March 31, 2006)

WINWIN GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21566	84-1219819
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8687 West Sahara, Suite 201, Las Vegas, Nevada 89117

Address of Principal Executive Offices
Zip Code

(702) 212-4530

Registrant's Telephone Number, Including Area Code

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

       On January 17, 2006, WinWin Gaming, Inc. (the "Company") executed and delivered an Amended and Restated Secured Promissory Note (the "Amended and Restated Note") to PBT which amends, restates and supersedes a Secured Promissory Note delivered by the Company to PBT on September 30, 2005. The Amended and Restated Note increases the principal amount to two and one-half million dollars ($2,500,000) (the "New Principal"), payable in full on March 31, 2006.

       On March 31, 2006, the Company and PBT amended the Note to extend the repayment date by an additional thirty (30) days to April 30, 2006.

       The amendment is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
No.

10.1	Allonge, dated March 31, 2006, amending, Amended and Restated Secured Promissory Note, dated January 17, 2006, by WinWin Gaming, Inc. to Solidus Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006

WINWIN GAMING, INC.

By:    /s/Mark M. Galvin
         Mark M. Galvin, Chief Operating Officer, EVP

EXHIBIT INDEX

Exhibit   Description

No.

10.1        Allonge, dated March 31, 2006, amending, Amended and Restated Secured Promissory Note, dated January 17, 2006, by WinWin Gaming, Inc. to Solidus Networks, Inc.

Exh

Exhibit 10.1

Allonge

ALLONGE
($2,500,000 Note)

This Allonge is hereby attached to and made a part of the Amended and Restated Secured Promissory Note dated January 17, 2006 (the "Note"), executed by **WINWIN GAMING, INC.**, a Delaware corporation ("Borrower") in the original principal amount of $2,500,000 in favor of **SOLIDUS NETWORKS, INC.**, a Delaware corporation ("Lender"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

1. Section 1 of the Note is hereby amended by deleting "March 31, 2006" in the second line thereof and substituting therefor "April 30, 2006."

2. Borrower hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Security Agreement, as collateral security for the Secured Obligations (as defined in the Security Agreement), and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Secured Obligations, continues to be and remains Collateral for the Secured Obligations from and after the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be executed and delivered by their duly authorized officers on March 31, 2006.

SOLIDUS NETWORKS, INC.

By: ______________________
Name: Gus Spanos
Title: EVP

WINWIN GAMING, INC.

By: ______________________
Name: Mark M. Galvin
Title: EVP, COO

988491 v1/SF